LEASE


BETWEEN

INVESTISSEMENTS RENE ST-PIERRE LTEE
-----------------------------------
REPRESENTED DENIS HEBERT


AND


ACI TELECENTRICS
-----------------------------------
REPRESENTED BY DANA OLSON




                              [LOGO] ROYAL LEPAGE

                      TABLE OF CONTENT


SECTION 1 PREMISES..........................................................1
SECTION 2 LEASE.............................................................1
SECTION 3 TERM..............................................................1
SECTION 4 RENTAL............................................................2
SECTION 5 BUSINESS TAXES....................................................2
SECTION 6 CLEANING..........................................................2
SECTION 7 OCCUPANCY.........................................................2
SECTION 8 AREA MEASUREMENT..................................................3
SECTION 9 RENTAL CREDIT.....................................................3
SECTION 10 DEPOSIT..........................................................3
SECTION 11 USE OF PREMISES..................................................3
SECTION 12 MASTER LEASE.....................................................3
SECTION 13 SUBLET/ASSIGNMENT................................................3
SECTION 14 RELOCATION.......................................................3
SECTION 15 CONSTRUCTION WORKS/LEASEHOLD IMPROVEMENTS (THE "WORKS')..........4
SECTION 16 DEMOLITION.......................................................4
SECTION 17 PARKING..........................................................4
SECTION 18 BUSINESS HOURS...................................................4
SECTION 19 EXCLUSIVITY......................................................5
SECTION 20 OPTION TO EXPAND.................................................5
SECTION 21 OPTION OF FIRST REFUSAL..........................................5
SECTION 22 OPTION TO RENEW..................................................6
SECTION 23 OPTION TO CANCEL.................................................6
SECTION 24 OPTION ON FUTURE SPACE...........................................6
SECTION 25 ARBITRATION......................................................6
SECTION 26 EXTERIOR SIGN IDENTIFICATION.....................................7
SECTION 27 MAINTENANCE AND REPAIRS..........................................7
SECTION 28 DESTRUCTION......................................................7
SECTION 29 INSURANCE........................................................8
SECTION 30 LEASE REGISTRATION...............................................9
SECTION 31 FORCE MAJEURE...................................................10
SECTION 32 NOTICE..........................................................10
SECTION 33 JOINT AND SEVERAL...............................................10
SECTION 34 TIME OF THE ESSENCE.............................................10
SECTION 35 LANGUAGE CONTRACT...............................................11
SECTION 36 APPENDICES......................................................11
SECTION 37 COMMISSION......................................................11
SECTION 38 ENTIRE AGREEMENT................................................11
SECTION 39 ACCEPTANCE......................................................12

                                      LEASE


April 5th, 2000

BETWEEN:           INVESTISSEMENTS RENE ST-PIERRE LTEE
                   Represented by Denis Hebert

AND:               ACI TELECENTRICS
                   Represented by Dana Olson

                   ... (hereafter referred to as the "Parties")

VIA:               ROYAL LEPAGE COMMERCIAL INC.
                   Represented by Gilles V.Lapointe

OBJECT:            375, RUE DE COURCELETTE (SHERBROOKE, QUEBEC)
                   (THE "BELOIT BUILDING")
--------------------------------------------------------------------------------


Gentleman,

We, ACI Telecentrics, hereby lease from you, Investissements Rene St-Pierre Ltee, the hereafter described premises (the "Premises") in the above- mentioned property, subject to the following Terms and Conditions:

SECTION 1          PREMISES


                   The Premises shall consist of some TWENTY-FOUR THOUSAND (24,000) sq. ft. of gross rentable area located on the first two floors, the whole as outlined in red on the floor plan(s) hereto attached as Appendix "A" and initialled for purposes of identification by both Parties. The Tenant shall first occupy all the space available on the first floor (as measured by latest B.O.M.A. Standards) and then the second
                   (2nd) floor (and eventually the third (3rd) floor) as per its needs. The total gross space available on the first two (2) floors is presently estimated at TWENTY SEVEN THOUSAND FIVE HUNDRED AND SEVENTY (27,575) square feet.

SECTION 2          LEASE

                   This document shall constitute the final and effective lease agreement binding the above-mentioned Parties and shall supersede for purpose of interpretation all prior Offers and Counter Offers already agreed to.

                   This lease is intended to be a full gross lease, except for any percentage increase in the yearly gross rate as hereafter described.


SECTION 3          TERM

                   The Term of the Lease shall be for seven (7) years commencing June 1st, 2000, and ending on May 31st, 2007, subject to the provisions of Section 23 (Option to Cancel) herein.

SECTION 4          RENTAL

                   The full gross flat rate shall be NINE DOLLARS ($9.00) per gross square foot for the first four (4) years and TEN DOLLARS AND TWENTY-FIVE CENTS ($10.25) for the remaining three (3) years of the Term. Such gross rate shall include all real estate taxes applicable to the Leased Premises as well as attributable operating expenses, management fees and all energy costs.

                   The yearly gross rate shall be payable in equal consecutive monthly instalments at the beginning of each month.

SECTION 5          BUSINESS TAXES

                   The Tenant will be responsible for the payment of its own business and water taxes applicable.

SECTION 6          CLEANING

                   The Landlord shall, at its own expense, provide cleaning of the common areas as well as periodic window cleaning of the Premises.

                   The Tenant is responsible for the cleaning of its own interior Premises.

SECTION 7          OCCUPANCY

                   Occupancy of the Premises shall be given to the Tenant prior to or on April 1st, 2000 latest, or as per the occupation date agreed to by the Parties if the Landlord is responsible for the implementation of the Construction / Leasehold improvements Works.

                   Access to the Premises shall be given to the Tenant and his consultants - immediately, for the purpose of planning / constructing / preparing the Premises for the earliest occupation date possible and becoming operational.

                   It is understood and agreed that in the event that the Tenant decides to occupy the Leased Premises prior to the Lease commencement date as specified in Section 3 above, then all the Terms and Conditions of the Lease shall apply mutatis mutandis, except for those provisions dealing with the rental gross rate, it being understood, for clarification purposes, that the Tenant shall not pay any rent during said period.

                   The Landlord warrants to the Tenant that the building in which the Leased Premises are located is structurally sound and that water, drain and sewer connections, pipes and mains, electrical wiring, water closets, sinks and accessories thereof, and all equipment belonging to or connected with the Leased Premises or used in its operation including all electro-mechanical systems exclusive to its Leased Premises are in good operating condition. In the event this warranty has been violated, it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth the specific nature of a problem, to promptly rectify such violation at Landlord" sole cost.

SECTION 8          AREA MEASUREMENT

                   The area of the Leased Premises shall be verified by the Landlord and the Tenant in accordance with B.O.M.A. measurement methods applicable at the time of the acceptance of this Lease, and the actual gross rental shall be adjusted upwards or downwards in accordance with actual area measurements. It is understood that the rental rate as defined in Section 4 shall remain the same, except for the per square foot cost of the leasehold improvements which shall also be retroactively adjusted to reflect the new surface if need be.

SECTION 9          RENTAL CREDIT

                   Furthermore, the Tenant shall be granted as free gross monthly rent, the months of May 2002, May 2003 and May 2004.

SECTION 10         DEPOSIT

                   At the acceptance of this Lease, the Tenant shall remit to the Landlord a cheque to the amount equivalent to the first TWO (2) monthly payable rents, including the applicable amortized value of the Works. Such an amount shall be deposited in an interest bearing certificate of deposit (for a seven (7)-year period) with a Canadian chartered Bank.

                   This amount, including accrued interests, shall be applied against either the last payable rents of the Term or, if the Opting out option is exercised, against any final rent due to the Landlord, such rent including the value of the non-amortized capital portion of the works. (See Section 23 of the Lease).

SECTION 11         USE OF PREMISES

                   The Premises will be used as an operational call center office and for related marketing or promotional service.

SECTION 12         MASTER LEASE

                   N/A

SECTION 13         SUBLET I ASSIGNMENT

                   The Tenant will be authorised to sublet or assign the Lease with the Landlord's consent, which consent will not unreasonably or arbitrarily withhold.

SECTION 14         RELOCATION

                   At no time during the Term of the Lease, or during its extension, shall the Landlord have the right to impose a relocation of the Premises to the Tenant.

SECTION 15         CONSTRUCTION WORKS/LEASEHOLD IMPROVEMENTS (THE "WORKS")

                   The Parties agree to link their present acceptance of this Lease to the final acceptance by both Parties of an Agreement on the accepted costs estimates and implementation schedule of the construction Works (if the Landlord assumes a general contractor's role). It is understood and agreed that, if financed by the Landlord, the Construction / improvements costs attributable to the Tenant shall be amortised at 8% interest (effective interest rate) throughout the Term and added to the monthly gross rent payable as defined above. Appendix "B" (attached) provides for final arrangements between Landlord and Tenant.

                   Were the Tenant to exercise any option to cancel during the Term, the indemnity then payable to the Landlord by the Tenant would be equivalent to the remaining unamortized capital portion of the costs of the Construction works plus same for any commission paid to the acting real estate broker.

                   If Landlord does not take the responsibility for the implementation of the Works, the Landlord shall diligently assist, at no cost, the Tenant by giving him timely access to the property as well as providing required systems descriptions and specifications, and rapid acceptance of Works' conformity with the property's standards.

                   If Landlord takes responsibility for the Works implementation, then upon the Landlord delivering possession of the Leased Premises, the Tenant shall have the right to verify that the Landlord's Works are complete and the Tenant shall have THIRTY (30) days from the date possession is given to it to inspect the Leased Premises and provide the Landlord with a list of deficiencies with respect to the Landlord's Work and the Landlord shall remedy such deficiencies, failing which the Tenant shall remedy such deficiencies and set-off such cost or costs against the Gross Rent due and payable.

SECTION 16         DEMOLITION

                   It is agreed and understood that all present and future leasehold improvements belong to the Landlord and that the Tenant shall not be obliged to demolish them at the expiry of the Term. The Premises will be left clean and in their normal wear and tear condition at the expiry of the Lease.

SECTION 17         PARKING

                   The Landlord shall provide the Tenant, at all times, with up to 150 available exterior parking spaces at no additional cost.

SECTION 18         BUSINESS HOURS

                   The Tenant's staff shall have access, for its on-going operation, to the Premises SEVEN (7) days a week, 24 hours a day and Tenant shall be allowed to install or complete any security system meeting its business requirements.

SECTION 19         EXCLUSIVITY

                   The Tenant shall have, for the duration of the Lease and renewal thereof if exercised, the exclusivity of his professional practice in the above mentioned building.

SECTION 20         OPTION TO EXPAND

                   The Landlord grants to the Tenant throughout the Term, the option to rent, at same terms and conditions, any remaining available contiguous space on the second floor as well as on the third floor of the Property; such option can be exercised at anytime. Tenant shall indicate its intent to exercise this option to Landlord by registered mail.

                   In the event Tenant exercises the said option, then all Terms and Conditions of the Lease, including renewal rights, but excluding the financing of the Leasehold improvements, shall apply to this expansion space.

                   The Term of the Lease for any expansion space shall be co-terminus with the Term of the Lease and any renewal thereof.

SECTION 21         OPTION OF FIRST REFUSAL

                   Notwithstanding the application of the above Section 20 (Option to Expand), the Landlord consents to grant to the Tenant the right, at any time during the Term of this Lease or the renewal thereof, of a first refusal right on any available space, at a rate equivalent to that offered by a BONA FIDE third party for such space.

                   The Landlord undertakes to give the Tenant written notice containing all relevant leasing information pertaining to such space. The Tenant shall have FIVE (5) days from receipt thereof to confirm in writing that it elects to exercise its right of first refusal.

                   The present clause shall apply each time any available space becomes available, whether or not the Tenant has exercised the right herein contained.

                   The Term of the Lease for any expansion shall be co-terminus with the Term of the Master Lease and any renewal thereof.

SECTION 22         0PTION TO RENEW

                   The Landlord shall grant to the Tenant ONE (1) option to renew the Lease for a further period of FIVE (5) years, commencing June 1st, 2007 and terminating May 31st, 2012, or in any case, 5 years after the beginning of the Term, provided that the Tenant gives to the Landlord written notice, by registered mail, of its intention to exercise this option no less than SIX (6) months prior to the Lease expiry date, failing which, this option to renew will become null and void and of no effect. All terms and conditions as contained in the Lease shall remain the same except for the rental gross rate which shall not exceed FIFTEEN (15) percent of the last preceding yearly gross rate paid by the Tenant. For calculation purposes, this preceding yearly gross rate shall exclude any financing of the Works included in the gross rate by the Landlord but will nevertheless take into account any inducements granted by the Landlord and amortised over the Term of the former Lease.

SECTION 23         OPTION TO CANCEL

                   The Tenant may exercise one lease cancellation option at the end of the FOURTH (4) year of its Lease after having given the Landlord a written advice to that effect at least SIX (6) months before the last day of the Term of the Lease, failing which, the Tenant's right to terminate the Lease shall become null and void and of no effect.

                   In the event that the Lease is terminated in accordance with the foregoing, the Tenant agrees to pay the Landlord a sum corresponding, if applicable, to the remaining non amortized capital portion of the Landlord's contribution to the Tenant's improvements and brokerage fees.

SECTION 24         OPTION ON FUTURE SPACE

                   Throughout the Term of the Lease, and the renewal thereof, the Tenant shall have a right of first occupation of the whole or any divisible part of such new space at the then prevailing and competitive market gross rate and for a term not to exceed the present Term of the Lease or any renewal thereof.

SECTION 25         ARBITRATION

                   If, for any reason relating to the substance and / or interpretation of any Term or Condition the Lease, the Landlord and the Tenant fail to reach a fast agreement, the settlement thereof shall be referred to a Board of three arbitrators, one to be appointed by each of the Landlord and the Tenant and a third arbitrator to be appointed in writing by the first two-named arbitrators; if the Landlord or the Tenant shall refuse or neglect to appoint an arbitrator within TEN (10) days after the other shall have served a written notice upon the party so refusing or neglecting to make such appointment, the arbitrator first appointed shall, at the request of the party appointing him, proceed to decide on the matter as if he were a single arbitrator appointed by both the Landlord and the Tenant for the purpose. If two arbitrators are so appointed within the time prescribed and they do not agree within a period of TEN (10) days from the date of appointment of the second arbitrator upon the appointment of the third arbitrator, then upon the application of either the Landlord or the Tenant, the third arbitrator shall be appointed by a Judge of the Superior Court of Quebec sitting in the district of Sherbrooke. The determination by the arbitrators or the majority of them or by the single arbitrator, as the case may be, shall be final and binding upon the Landlord and the Tenant, and their respective successors and assigns.

                   Each party shall pay the fees and expenses of the arbitrator appointed by it and one-half of the fees and expenses of the third arbitrator. The provisions of this section shall be deemed to be a submission to arbitration within the provision of the Civil Code of Quebec and the Code of Civil Procedure of the Province of Quebec.

SECTION 26         EXTERIOR SIGN IDENTIFICATION

                   The Tenant shall have the Landlord's permission to supply and install exterior sign identification, the design and location of which shall be subject to the approval of the Landlord, which approval shall not be unreasonably withheld, and subject to municipal by-laws and regulations.

SECTION 27         MAINTENANCE AND REPAIRS

                   The Tenant shall only be responsible, at its own expense, to maintain and keep the Leased Premises, including all facilities, equipment and services within and exclusive to the rented areas, in such good order and condition as they would be kept by a careful owner, and shall promptly make all the necessary required repairs by the normal use of the Premises and their related electrical or mechanical systems.

                   The Landlord shall be responsible for all latent or structural defects, design or construction defects, or for any repairs due to its own negligence.

                   Notwithstanding anything to the contrary contained in this Lease, if the Leased Premises are rendered untenantable for a period of FIVE (5) consecutive days, by the making of repairs, replacements or additions necessary due to Landlord's actions or inactions, there shall be a proportionate abatement of rent from and after said FIFTH
                   (5th) consecutive business day and continuing for the period of such untenantability.

SECTION 28         DESTRUCTION

                   Provided, and it is hereby expressly agreed, that if and whenever during the Term of the Lease, or any renewal thereof, the Building or the portion of the Building hereby leased shall be destroyed or damaged by fire, lightning or tempest, or any of the other like perils required to be insured against under the provisions of Section 28, then and in every such event:

                   If the damage or destruction, in the opinion of the Tenant, is such that the portion or the whole of the rented premises are rendered unfit for occupancy or unsafe to use and occupy, then notice of such shall be given by the Tenant to the Landlord within three days of the happening of such damage or destruction which will have to be repaired, with prompt and reasonable diligence, within thirty (30) days following reception of the notice by the Landlord and the rent shall abate from the date of the happening of the damage until final and operational restoration of the rented Premises.

                   If Landlord, acting reasonably, refuses to repair such damage or destruction, or cannot comply with the above described delay, the Tenant shall then have the right to terminate its Lease at the date of the occurrence of the damage or destruction, or claim from the Landlord an abatement of its rent proportional to the damaged or destructed surface until the whole Premises is re-established in its original and operational capacity.

SECTION 29         INSURANCE

                   The Tenant covenants that nothing will be done or omitted by it whereby any policy shall be cancelled or the Leased Premises rendered uninsurable.

                   The Tenant shall, at its own expense, during the Term of this Lease, take out and keep in force comprehensive public liability and property damage insurance naming the Landlord as an additional insured to the extent indemnified herein against all claims for personal injury, death, or property damage, no matter how occurring in, upon or about the Leased Premises and on, in, or about the adjoining streets or passageways to a limit of not less than FOUR MILLION DOLLARS ($4,000,000) per any one occurrence or claim.

                   The Tenant shall further, at its own expense, during the Term of this Lease take out and keep in force,

                   (i) "all risks" (including flood and earthquake) insurance upon property of every kind and description owned by the Tenant, or for which the Tenant is legally liable, or installed by or on behalf of the Tenant, and which is located within the Leased Premises, including, without limitation, telecommunication systems, furniture, fittings, installations, alterations, additions, partitions, fixtures, plate glass, leasehold improvements and all parts of the Leased Premises which the Tenant is obligated to keep in repair under this Lease;


                   (ii) business interruption insurance in such equivalent amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against pursuant to this Section 28 and other perils commonly insured against by prudent tenants operating under similar circumstances; and

                   (iii) any other form of insurance as the Landlord may reasonably require from time to time in form, in whatever amounts and for insurance risks against which a prudent tenant under similar circumstances would insure.

                   Certificate of insurance shall be delivered to the Landlord as well as evidence of renewal or replacement if any at least THIRTY (30) days prior to the date fixed for cancellation or expiration of any policies. The Tenant shall not materially alter this policy through any endorsement unless he has prior written consent from the Landlord.

                   Such insurance shall be contracted with insurers and in conformity with terms reasonably satisfactory to the Landlord and pursuant to which the

                   Landlord shall be named as an additional insured to the extent indemnified herein.

                   The Tenant shall obtain from the insurers under such policies, undertakings to notify the Landlord in writing at least thirty (30) days prior to any cancellation or expiration thereof.

                   Without limiting the foregoing; the Tenant undertakes to insure the portion of the Building where the Leased Premises are located against any damages to or loss, theft, or destruction of the property.

                   Landlord shall keep the Building, including all improvements insured against damage and destruction by fire, earthquake, vandalism, and other perils in the amount of the full replacement value of the Building, as the value may exist from time to time. The insurance shall include an extended coverage endorsement of the kind required by an institutional lender to repair and restore the Building. Landlord shall maintain contractual and comprehensive general liability insurance, including public liability and property damage, with a minimum combined single limit of FOUR MILLION DOLLARS ($ 4,000,000.00) for personal injuries or deaths of persons occurring in or about the Building and Leased Premises.

                   Notwithstanding the foregoing, with respect to liability for fire or explosion, for which the Parties maintain a system of coverage on their respective property, each party hereto waives its rights, and the rights of its subsidiaries and affiliates, to recover from the other party hereto and its subsidiaries and affiliates for loss or damage to such party's building, equipment, improvements and other property of every kind and description resulting from fire, explosion or other cause normally covered in standard broad form property insurance policies. This clause shall survive termination of this Lease.

SECTION 30         LEASE REGISTRATION

                   The Tenant shall have the right to register the Lease (or the accepted Offer to Lease in the absence of a Master Lease) only by presenting a deed which shall constitute a separate document prepared specifically for registration. Such document presented for registration shall not contain any mention of the rental terms or other financial conditions contained in the Lease. Such document shall in all respects be subject to the provisions of the Lease and shall be deemed to incorporate all the provisions of the Lease. The preparation of such document and registration of the same shall be at Tenant's own expense and only after the form and terms of same have been approved by the Landlord.

SECTION 31         FORCE MAJEURE

                   Notwithstanding anything to the contrary contained in this Lease, if either party hereto shall be bona fide delayed or hindered in, or prevented hereunder by reason of inability to procure materials or services, failure of power, restrictive governmental laws or regulations, riots, insurrection, rebellion, war, Act of God, or other reason of a like nature, not the fault of the party delayed in performing work or doing acts required under the terms of this Offer to Lease, then performance of such term, covenant, or act shall be excused for the period of the delay, and the period for the performance of any such term, covenant, or act shall be extended for a period equivalent to the period of such delay.

SECTION 32         NOTICE

                   For the purposes hereof, all and any notices shall be sent to the following addresses:

                   In the case of a notice to the Tenant:

                   ACI TELECENTRICS

                   Attention: Mr. Dana Olson, C.O.O.
                   3100 West Lake street, suite 300
                   Minneapolis, Minnesota, U.S.A.
                   55416

                   In the case of a notice to the Landlord:

                   INVESTISSEMENTS RENE ST-PIERRE, LTEE

                   Attention: Mr. Denis Hebert
                   375 rue de Courcelette,
                   Sherbrooke, Quebec, Canada
                   J1H 3X4

SECTION 33         JOINT AND SEVERAL

                   The covenants and obligations of the Tenant and the Landlord, if more than one person or corporation, are hereby declared to be joint and several. The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant or Landlord herein, be it the same one or more; and if there shall be more than one Tenant or Landlord, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof.

SECTION 34         TIME OF THE ESSENCE

                   Time shall be of the essence of this Lease and each and every part hereof.

SECTION 35         LANGUAGE CONTRACT

                   Tel que convenu par le Locataire et le Bailleur, ce document a ete redige en anglais./As agreed by both the Tenant and the Landlord, this document has been drawn up in English.


SECTION 36         APPENDICES

                   Appendices "A", "B" and "C" and any other accepted appendices to be attached hereto and initialled for identification form an integral part of this Lease.

SECTION 37         COMMISSION

                   The Tenant hereby declares that the sole real estate agent or broker, for the Offer to lease or the resulting Lease is Royal LePage Commercial Inc. The commission payable to Royal LePage Commercial Inc. will be paid by the Landlord. Such commission payable shall also apply to any expansion exercised during the Term of the Lease as per commission agreement.


SECTION 38         ENTIRE AGREEMENT

                   This Lease and the Appendices hereto, and Riders, if any, attached and forming part hereof, set forth all the covenants, promises, agreements, conditions, and understandings between the Landlord and the Tenant concerning the Leased Premises; and there are not covenants, promises, agreements, conditions, or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon the Landlord or the Tenant unless reduced to writing and signed by them.

SECTION 39         ACCEPTANCE

                   Acceptance of this Lease will be deemed to have been made when signed by the Landlord and the Tenant and returned to Royal LePage Commercial Inc.

                   In the meantime, the Terms and Conditions of the existing accepted Offer to Lease, as amended by the Counter-Offer and the Counter-Counter-Offer shall prevail and constitute the equivalent of a legally binding Lease between the Parties.



                   IN WITNESS WHEREOF THE TENANT HAS SIGNED

                   /s/ Dana Olson
                   -------------------------------------------------------------
                   for ACI Telecentrics               Witness

                   /s/ Karen Weaver
                   ----------------
                   Witness

                   This   13   day of April 2000, in Minneapolis
                         ----        -------         -----------
                   City.



                   IN WITNESS WHEREOF THE LANDLORD HAS SIGNED:

                   /s/ Denis Hebert                        (ILLEGIBLE SIGNATURE)
                   -------------------------------------------------------------
                   For: Investissements Rene St-Pierre Ltee         Witness

                   (ILLEGIBLE SIGNATURE)
                   ----------------------------
                   Witness

                   This 11 day of April 2000, in Montreal
                        --        -----          --------
                   City.

                  APPENDIX "A"

                  FLOOR PLAN(S)

                  ATTACHED:   FLOOR 1

                              FLOOR 2

                              FLOOR 3 (OPTIONAL SPACE)

                   APPENDIX "B"

                   CONSTRUCTION / IMPROVEMENT WORKS

                   NOTE: THIS APPENDIX "B" IS INTENDED AND ACCEPTED BY THE
                         PARTIES AS BEING AN ESSENTIAL AND INTEGRAL PART OF THE PRESENT LEASE.

                   B.1 Landlord consents to finance the whole value of the Leasehold Improvements attributable (of a non-capital nature) to the Tenant and to amortize such final costs as approved by the Tenant over the Term of the Lease, at eight percent (8%) interest as described above under Construction Works / Leasehold Improvements (Section
                         15)

                         Landlord consents to act as General Contractor (G.C.) for the preparation of Plans, the approval thereof, the costing and implementation of the Works.

                   B.2 Subject to further discussion with the Tenant, and timely approval of Plans and materials by the Tenant, the Landlord wishes to commit itself to the following tentative schedule:

                         PRE-CONDITIONS:

                         o Tenant agrees that Landlord shall finance and execute all the Works through its fully owned building company (Sherko Construction Inc.) and its architects.

                         o Tenant provides Landlord with a detailed list of its requirements, (materials, physical and electro / mechanical) by March 10th latest.

                         o The Works shall be planned and executed on a "Turnkey" basis.



                   B.3    SCHEDULE:                                LATEST DATE:
                   ------------------------------------------------------------
                   Offer to Lease accepted                         March 10th

                   Works cost estimates / approval                 March 13th

                   Preparation of Plans / Approval / Permits       March 24th

                   Works implementation (20 working days)          April 21st

                   NOTE: (First floor to be ready and              (April 14th)
                          operational)

                   B.4   NOTE:

                         o Landlord accepts to provide at its own cost a back-up generator satisfying the Tenant's reasonable requirements.

                         o Landlord accepts not to charge any management fees for its role as General Contractor.

                         o Landlord is ready to accelerate construction of the first floor first (15 versus 20 working days), then, the 2nd floor, without impairing ACI's operations on the first floor.

                         o Any expansion of the Rental Premises in the present building shall be subject to the same Terms and Conditions of this Lease (except for the Term of the Lease) as well as the applicable amortization process and interest rate for any Landlord's contribution toward the Leasehold improvements for such expansions.



                   B.5   CONSTRUCTION / IMPROVEMENT WORKS (AS SUBMITTED BY
                         LANDLORD)

                         Landlord and Tenant have agreed that the costs of the overall Works and Improvements as per approved plans shall not exceed two hundred and fifty thousand dollars (250,000.00$) plus applicable federal and provincial sales taxes.

                                  APPENDIX "C"

                                  ASHRAE STANDARDS

The Landlord's HVAC (Heating, ventilation and air conditioning) systems shall have the capacity to respect the following standards:

---------------------------------------- -------------------------------------- --------------------------------------
TEMPERATURES                             Winter:  20-24 degrees C                        ASHRAE MCI Worldcom
                                         Summer:  23-26 degrees C                              55-92
---------------------------------------- -------------------------------------- --------------------------------------
RELATIVE HUMIDITY                        Minimum of 30% at 20 degrees C                  ASHRAE  55-92
                                         Maximum of 60%
---------------------------------------- -------------------------------------- --------------------------------------
EXTERIOR AIR INTAKE                      10 1/sec/pers                                   ASHRAE  62-89
---------------------------------------- -------------------------------------- --------------------------------------
AIR DIFFUSION                            0.15m/s max Winter                              ASHRAE  55-81
                                         0.25m/s max Summer
---------------------------------------- -------------------------------------- --------------------------------------
CARBON BIOXYDE (CO2)                     1000 ppm                                        ASHRAE  62-89
---------------------------------------- -------------------------------------- --------------------------------------
CARBON MONOXYDE (CO)                     9 ppm (8 hours)                                 ASHRAE  62-89
                                         35 ppm (1 hour)
---------------------------------------- -------------------------------------- --------------------------------------
FORMALYDEHYDE (HCHO)                     120 ug/m.cu (ceiling)                           ASHRAE  62-89
---------------------------------------- -------------------------------------- --------------------------------------
OZONE                                    0.05 ppm (continuous)                           ASHRAE  62-89
---------------------------------------- -------------------------------------- --------------------------------------
NITROGEN OXYDE (NOX)                     0.055 ppm   (1 year)                            ASHRAE  62-89
                                         0.4 ppm     (24 hrs)
                                         0.8 ppm     (30 min)
---------------------------------------- -------------------------------------- --------------------------------------
TOTAL PARTICULES                         260 ug/m.cu (24 hrs)                            ASHRAE  62-89
                                         75 ug/m.cu  (1 year)
----------------------------------------------------------------------------------------------------------------------

ABREVIATIONS:

     degrees C:   Celsius degrees

     %:           percentage

     1/sec/pers:  litres per second per person

     m/s:         meter per second

     ppm:         particles per million

     ug/m.cu:     micrograms per cubic meter
----------------------------------------------------------------------------------------------------------------------